UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21705
Nuveen Tax-Advantaged Floating Rate Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: June 30
Date of reporting period: June 30, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Closed-End Funds

Nuveen Investments Closed-End Funds

Annual Report June 30, 2010

Nuveen Tax-Advantaged Floating Rate Fund JFP

NUVEEN INVESTMENTS ANNOUNCES STRATEGIC COMBINATION WITH FAF ADVISORS

On July 29, 2010, Nuveen Investments, Inc. announced that U.S. Bancorp will receive a 9.5% stake in Nuveen Investments and cash consideration in exchange for the long-term asset business of U.S. Bancorp’s FAF Advisors (FAF). Nuveen Investments is the parent of Nuveen Asset Management (NAM), the investment adviser for the Funds included in this report.

FAF Advisors, which currently manages about $25 billion of long-term assets and serves as the advisor of the First American Funds, will be combined with NAM, which currently manages about $75 billion in municipal fixed income assets. Upon completion of the transaction, Nuveen Investments, which currently manages about $150 billion of assets across several high-quality affiliates, will manage a combined total of about $175 billion in institutional and retail assets.

This combination will not affect the investment objectives, strategies or policies of this Fund. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors, Winslow Capital and Nuveen HydePark.

The transaction is expected to close late in 2010, subject to customary conditions.

Chairman’s
Letter to Shareholders

Dear Shareholder,

The economic environment in which your Fund operates reflects continuing but uneven economic recovery. The U.S. and other major industrial countries are experiencing steady but comparatively low levels of economic growth, while emerging market countries are seeing a resumption of relatively strong economic expansion. The potential impact of steps being considered by many governments to counteract the extraordinary governmental spending and credit expansion to deal with the recent financial and economic crisis is injecting uncertainty into global financial markets. The implications for future tax rates, government spending, interest rates and the pace of economic recovery in the U.S. and other leading economies are extremely difficult to predict at the present time. The long term health of the global economy depends on restoring some measure of fiscal discipline around the world, but since all of the corrective steps require economic pain, it is not surprising that governments are reluctant to undertake them.

In the near term, governments remain committed to furthering economic recovery and realizing a meaningful reduction in their national unemployment rates. Such an environment should produce continued economic growth and, consequently, attractive investment opportunities. Over the longer term, the larger uncertainty mentioned earlier carries the risk of unexpected potholes in the road to sustained recovery. For this reason, Nuveen’s investment management teams are working hard to balance return and risk by building well-diversified portfolios, among other strategies. I encourage you to read the following commentary on the management of your Fund. As always, I also encourage you to contact your financial consultant if you have any questions about your Nuveen Fund investment. Please consult the Nuveen website for the most recent information on your Nuveen Fund at: www.nuveen.com.

On behalf of the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
Robert P. Bremner
Chairman of the Board
August 17, 2010

Nuveen Investments	3

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Tax-Advantaged Floating Rate Fund (JFP)

The Nuveen Tax-Advantaged Floating Rate Fund (JFP) is sub-advised by a team of specialists at Spectrum Asset Management, a wholly-owned subsidiary of Principal Global Investors, LLC. Mark Lieb and Phil Jacoby, who have more than 40 years of combined experience in the preferred securities markets, lead the team. Here Mark and Phil talk about general market conditions, their management strategy and the performance of the Fund for the twelve-month period ended June 30, 2010.

What were the general market conditions during the reporting period ending June 30, 2010?

As the reporting period began, there continued to be considerable downward pressure on the economy, and both the Federal Reserve (Fed) and the federal government continued their efforts to improve the overall economic environment. For its part, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25% after cutting it to this record low level in December 2008.

At its June 2010 meeting, the central bank renewed its pledge to keep the fed funds rate “exceptionally low” for an “extended period.” As part of its efforts, the federal government put into place the American Recovery and Reinvestment Act of 2009, a $787 billion economic stimulus package intended to provide job creation, tax relief, fiscal assistance to state and local governments and expansion of unemployment benefits and other federal social welfare programs.

During the twelve-month period, these and other measures taken by the Fed and the government to ease the economic recession have helped to produce some signs of improvement. Over the four calendar quarters comprising this period, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at annualized rates of 1.6%, 5.0%, 3.7% and an estimated 2.4%. This marked the first time since 2007 that the economy managed to string together four consecutive positive quarters. Housing also provided something of a bright spot, as the S&P/Case-Shiller Home Price Index of average residential prices from 20 large urban areas gained 4.6% for the twelve months ended May 2010 (the most recent data available at the time this report was produced). This moved average home prices across the United States to levels similar to where they were in the autumn of 2003.

Inflation also continued to be relatively tame, as the Consumer Price Index (CPI) rose 1.1% year-over-year as of June 2010. While labor markets remained weak, recent months have seen some improvement. As of June 2010, the national unemployment rate was 9.5%, the same level as June 2009 but below the 26-year high of 10.1% in October 2009.

As noted below, many of the securities held by the Fund are issued by middle market banks. Throughout the reporting period, the middle market banking sector remained

4	Nuveen Investments

under pressure, primarily from continued difficulties in both residential and commercial real estate development. At the start of the financial downturn, the middle market bank sector was slower to deteriorate than the big bank sector because many local banks were able to renegotiate (and extend) real estate development loans. This delayed the recognition of what ultimately became non-performing loan losses caused by protracted local economic pressure and high unemployment. The local geographic concentration and real property loan type concentrations of most middle market banks caused a more sudden and material negative impact on their pre-provision incomes. As a result, bank failures in the middle market sector accelerated throughout 2009 and through the first six months of 2010. There were 140 bank failures in the middle market in 2009 and over 80 failures through June 2010. The state of Florida leads the list on bank failures, followed by Illinois and Georgia.

What was your management strategy during the period?

The Fund was designed to invest in securities issued primarily by middle market banks, and its investment objectives are to provide an attractive level of after-tax current income and capital preservation. However, our ability to actively manage the portfolio in an effort to achieve these objectives was limited during the period by the actual or perceived poor financial health of many middle market banks. This created an environment that severely limited our purchase and sale opportunities.

How did the Fund perform over this twelve-month period?

The performance of the Fund, as well as the performance of several indexes, is presented in the accompanying table.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview in this report.

1	The Merrill Lynch Adjustable Rate Preferred Index is an unmanaged index composed of dollar-denominated investment-grade preferred securities, predominantly from larger issuers. The Fund may invest a substantial portion of its assets in below-investment-grade securities, often from smaller issuers. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

2	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage-backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

Average Annual Total Returns on Common Share Net Asset Value
For periods ended 6/30/10

	1-Year	5-Year
JFP	-7.93%	-22.69%
Merrill Lynch Adjustable Rate Preferred Index[1]	29.51%	-9.22%
Barclays Capital U.S. Aggregate Bond Index[2]	9.50%	5.54%

The twelve-month period ended June 30, 2010, continued to be particularly challenging for the Fund as it underperformed both of the indexes.

One major factor impacting the Fund’s poor performance was the interruption in regular dividend payments by many of the Fund’s holdings. By the end of the period, a significant portion of the Fund’s non-cumulative preferred stock holdings had passed on at least one scheduled dividend payment. This negatively affected the value of these securities. Additionally, there was very limited market liquidity during this period for the core capital securities issued by many middle market banks. This meant that these banks needed to pay increased prices to raise capital, which drove down the valuations of their existing securities.

While the Fund’s performance for the period was disappointing, there was a positive note in the second half of the period. The Fund posted a return of 14.88% for the first six months of 2010.

It should be noted that the Barclays Capital U.S. Aggregate Bond Index is designed to track fixed-income investments generally and not the preferred equity securities in which

Nuveen Investments	5

the Fund primarily invests. In addition, the Fund has a higher concentration of preferred stocks issued by middle market banks than the Merrill Lynch Adjustable Rate Preferred Index, which affected the Fund’s performance relative to this measure over the period.

RECENT FUND MANAGEMENT ACTIONS

On March 19, 2010, the Fund announced several changes in response to the ongoing difficult operating environment faced by many financial institutions, including middle market banks, in whose securities the Fund has primarily invested. These changes are intended to better position the Fund to continue to pursue its investment objectives and maintain liquidity for its common shares in the current market environment.

The Fund’s Board of Trustees approved the following changes:

•	Transfer listing from NYSE to NYSE-AMEX, effective March 24, 2010. This transfer helped the Fund maintain price visibility for its common shares by retaining a listing on a national exchange.

•	Increase the Fund’s maximum average portfolio duration limit to 2.5 years from 1 year. Duration is a measure of the sensitivity of a security’s price to a specified change in interest rates. The increase in the duration limit was designed to provide a broader universe of liquid securities for possible inclusion the Fund’s portfolio, thereby enhancing the Fund’s ability to increase sector and issuer diversification.

•	Nuveen Asset Management, the Fund’s adviser, has agreed to voluntarily waive all management fees, effective March 1, 2010.

The Fund’s management team and the Fund’s Board of Trustees continue to monitor the Fund and its portfolio closely, and may take additional steps in the future in light of then prevailing market conditions as well as subsequent developments affecting the Fund’s portfolio investments.

RECENT EVENTS CONCERNING THE FUND’S REDEMPTION OF AUCTION RATE PREFERRED SHARES

Shortly after its inception, the Fund issued auction rate preferred shares (ARPS) to create financial leverage. As noted in past shareholder reports, the weekly auctions for those ARPS shares began in February 2008 to consistently fail, causing the Fund to pay the so-called “maximum rate” to ARPS shareholders under the terms of the ARPS in the Fund’s charter documents. The Fund redeemed its ARPS at par in 2009.

In April and May 2010, 30 Nuveen leveraged closed-end funds, including this Fund, received a demand letter from a law firm on behalf of a purported holder of common shares of each fund, alleging that Nuveen and the funds’ officers and Board of Directors/Trustees breached their fiduciary duties related to the redemption at par of the funds’ ARPS. In response, the Board established an ad hoc Demand Committee consisting of disinterested and independent Board members to investigate the claims. The Demand Committee retained independent counsel to assist it in conducting an extensive investigation.

Upon completion of its review, the Demand Committee found that it was not in the best interests of the Fund or its shareholders to take the actions suggested in the demand

6	Nuveen Investments

letters and recommended that the full Board reject the demands made in the demand letter. After reviewing the findings and recommendations of the Demand Committee, the Board of Trustees for the Fund unanimously adopted the Demand Committee’s recommendation to reject the demands contained in the letters. At the time this report was produced, lawsuits pursuing claims made in the demand letter had been filed on behalf of shareholders of several funds, including this Fund, against Nuveen Asset Management, the Nuveen holding company, the majority owner of the holding company, the lone interested trustee, and current and former officers of the various funds. Nuveen Investments and the other named defendants believe these lawsuits to be without merit, and all named parties intend to defend themselves vigorously. The Fund believes that these lawsuits will not have a material effect on the Fund or on Nuveen Asset Management’s ability to serve as investment adviser to the Fund.

Nuveen Investments	7

Common Share Distribution
and Share Price Information

The following information regarding your Fund’s distributions is current as of June 30, 2010, and likely will vary over time based on the Fund’s investment activities and portfolio investment value changes.

The Fund reduced its monthly distribution to common shareholders two times over the twelve-month reporting period. As noted previously, a significant portion of preferred securities held by the Fund were not paying dividends as of June 30, 2010, and the dividend discontinuation for several of those holdings was announced during the twelve-month period, negatively impacting the income available to pay common share dividends.

The Fund has a managed distribution policy, which permits the Fund to include as part of its monthly distributions supplemental amounts from sources other than net investment income. However, during this period the Fund has sought to source its monthly distributions solely from its net investment income, and did not include any supplemental amounts representing actual or anticipated portfolio price appreciation. The fact that the Fund paid out substantially more in monthly distributions than the amount of its net earnings during the period was attributable to the unanticipated discontinuation of dividends by four portfolio holdings during the period, as described above.

The following table provides information regarding the Fund’s common share distributions and total return performance for the twelve-month period ended June 30, 2010.

As of 6/30/10 (Common Shares)	JFP
Inception date	3/28/05
Fiscal year ended June 30, 2010:
Per share distribution:
From net investment income	$0.19
From short-term capital gains	0.00
From long-term capital gains	0.00
Return of capital	0.04

Total per share distribution	$0.23

Distribution rate on NAV	9.47%

Average annual total returns:
1-Year on NAV	-7.93%
5-Year on NAV	-22.69%
Since inception on NAV	-21.82%

8	Nuveen Investments

Common Share Repurchases and Share Price Information

Since the inception of the Fund’s repurchase program, the Fund has not repurchased any of its outstanding common shares.

As of June 30, 2010, the Fund was trading at a +4.53% premium to its common share NAV, compared with an average discount of -0.94% for the twelve-month period.

Nuveen Investments	9

JFP Performance OVERVIEW	Nuveen Tax-Advantaged Floating Rate Fund
as of June 30, 2010

Fund Snapshot
Common Share Price	$2.54

Common Share Net Asset Value	$2.43

Premium/(Discount) to NAV	4.53%

Market Yield[1]	7.09%

Net Assets Applicable to Common Shares ($000)	$33,894

Average Annual Total Return
(Inception 3/28/05)
	On Share Price	On NAV
1-Year	-11.59%	-7.93%

5-Year	-20.73%	-22.69%

Since Inception	-21.39%	-21.82%

Portfolio Composition
(as a % of total investments)
Commercial Banks	84.1%

Diversified Financial Services	0.2%

Thrifts & Mortgage Finance	0.6%

Short-Term Investments	15.1%

Portfolio Allocation (as a % of total investments)

*	75.9% of total Preferred Securities are invested in Middle Market Banks.

2009-2010 Monthly Distributions Per Common Share

Common Share Price Performance—Weekly Closing Price

1	Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

10	Nuveen Investments

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on November 30, 2009; at this meeting the shareholders were asked to vote on the election of Board Members.

JFP
Approval of the Board Members was reached as follows:
Common Shares
Robert P. Bremner
For	11,085,589
Withhold	926,097

Total	12,011,686

Jack B. Evans
For	11,089,589
Withhold	922,097

Total	12,011,686

William C. Hunter
For	11,089,589
Withhold	922,097

Total	12,011,686

William J. Schneider
For	11,089,589
Withhold	922,097

Total	12,011,686

Nuveen Investments	11

Report of Independent
Registered Public Accounting Firm

The Board of Trustees and Shareholders
Nuveen Tax-Advantaged Floating Rate Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Tax-Advantaged Floating Rate Fund (the “Fund”), as of June 30, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian and counterparty. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Tax-Advantaged Floating Rate Fund at June 30, 2010, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
August 26, 2010

12	Nuveen Investments

JFP	Nuveen Tax-Advantaged Floating Rate Fund Portfolio of INVESTMENTS
June 30, 2010

Shares	Description (1)	Coupon			Ratings (2)	Value
	Preferred Securities – 84.7% (84.7% of Total Investments)

	Commercial Banks – 84.1%

9,000	ABN AMRO North America Capital Funding, 144A	6.968%			BB	$6,015,938
7,000	City National Bancshares Corporation, Series F, 144A, (MMB), (4)	8.533%	(5)		N/R	170,095
10,000	Elmira Savings Bank, 144A, (MMB) (4)	8.998%	(5)		N/R	8,231,275
10,000	First Bank of Oak Park Corporation, Series 2005A, 144A, (MMB), (3), (4)	3.287%	(5)		N/R	38,600
40,000	HSBC USA Inc.	4.500%			A3	895,200
5,000	MidCarolina Financial Corporation, Series 144A, (MMB), (4)	8.342%	(5)		N/R	3,672,410
10,000	PedCor Bancorp., 144A, (MMB), (3), (4)	4.014%	(5)		N/R	155,103
5,000	Pedcor Financial Bancorp., 144A, (MMB), (3), (4)	4.048%	(5)		N/R	88,541
5,000	Regent Bancorp Inc., Series A, 144A, (MMB), (4)	8.481%	(5)		N/R	3,467,316
10,000	River Valley Bancorp, Series A, 144A, (MMB), (4)	4.489%	(5)		N/R	217,898
10,000	Rogers Bancshares Inc., 144A Series A, (MMB), (3), (4)	4.489%	(5)		N/R	93,000
10,000	ShoreBank Corporation, Series 144A, (MMB), (4)	4.092%	(5)		N/R	1,025,000
1,000	Southern Bancorp Inc., 144A, (MMB), (4)	4.271%	(5)		N/R	4,440,589
10,000	Vineyard National Bancorp, 144A Series C, 144A, (MMB), (3), (4)	4.104%	(5)		N/R	1,360

	Total Commercial Banks					28,512,325

	Diversified Financial Services – 0.2%

10,000	Blossman Bancshares, Inc., 144A, (MMB), (3), (4)	8.730%	(5)		N/R	68,625

	Thrifts & Mortgage Finance – 0.4%
5,000	RMG Capital Corporation, 144A, (MMB), (3), (4)	4.483%	(5)		N/R	125,116

	Total Preferred Securities (cost $130,695,120)					28,706,066

Principal
Amount (000)/
Shares	Description (1)	Coupon		Maturity	Ratings (2)	Value
	Capital Preferred Securities – 0.2% (0.2% of Total Investments)

	Thrifts & Mortgage Finance – 0.2%

5,263	MM Community Funding Trust XVIII Limited, Class D, (3), (4)	2.335%	(5)	12/26/39	N/R	$52,626

	Total Capital Preferred Securities (cost $5,002,627)					52,626

Principal
Amount (000)	Description (1)	Coupon		Maturity		Value
	Short-Term Investments – 15.1% (15.1% of Total Investments)

$5,133	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/10, repurchase price $5,133,210, collateralized by $5,045,000 U.S. Treasury Notes, 2.375%, due 9/30/14, value $5,240,494	0.000%		7/01/10		$5,133,210

	Total Short-Term Investments (cost $5,133,210)					5,133,210

	Total Investments (cost $140,830,957) – 100.0%					33,891,902

	Other Assets Less Liabilities – 0.0%					1,731

	Net Assets – 100%					$33,893,633

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.
(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(4)	For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.
(5)	Security has a floating rate coupon, which is periodically reset based on a fixed percentage rate above a predetermined index or benchmark. The coupon rate disclosed is that in effect at the end of the reporting period.
N/R	Not rated.
(MMB)	Middle Market Bank.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
See accompanying notes to financial statements.

Nuveen Investments	13

Statement of ASSETS & LIABILITIES
June 30, 2010

Assets
Long-term investments, at value (cost $135,697,747)	$28,758,692
Short-term investments (at cost, which approximates value)	5,133,210
Cash	227,450
Dividends receivable	11,250
Other assets	26,714

Total assets	34,157,316

Liabilities
Common share dividends payable	193,102
Other accrued expenses	70,581

Total liabilities	263,683

Net assets applicable to Common shares	$33,893,633

Common shares outstanding	13,938,886

Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$2.43

Net assets applicable to Common shares consist of:

Common shares, $.01 par value per share	$139,389
Paid-in surplus	196,051,031
Undistributed (Over-distribution of) net investment income	(193,102)
Accumulated net realized gain (loss)	(55,164,630)
Net unrealized appreciation (depreciation)	(106,939,055)

Net assets applicable to Common shares	$33,893,633

Authorized shares:
Common	Unlimited
FundPreferred	Unlimited

See accompanying notes to financial statements.

14	Nuveen Investments

Statement of OPERATIONS
Year Ended June 30, 2010

Investment Income	$3,214,813

Expenses
Management fees	321,487
Shareholders’ servicing agent fees and expenses	358
Custodian’s fees and expenses	10,411
Trustees’ fees and expenses	11,900
Professional fees	41,630
Shareholders’ reports – printing and mailing expenses	62,519
Stock exchange listing fees	9,155
Investor relations expense	49,547
Other expenses	13,109

Total expenses before custodian fee credit and expense reimbursement	520,116
Custodian fee credit	(18)
Expense reimbursement	(170,051)

Net expenses	350,047

Net investment income	2,864,766

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(1,121,370)
Change in net unrealized appreciation (depreciation) of investments	(4,899,990)

Net realized and unrealized gain (loss)	(6,021,360)

Net increase (decrease) in net assets applicable to Common shares from operations	$(3,156,594)

See accompanying notes to financial statements.

Nuveen Investments	15

Statement of CHANGES IN NET ASSETS

	Year Ended	Year Ended
	6/30/10	6/30/09
Operations
Net investment income	$2,864,766	$7,016,473
Net realized gain (loss) from:
Investments	(1,121,370)	(30,983,696)
Interest rate swaps	–	(64,000)
Change in net unrealized appreciation (depreciation) of:
Investments	(4,899,990)	(32,099,280)
Interest rate swaps	–	68,337
Distributions to FundPreferred shareholders:
From net investment income	–	(667,801)

Net increase (decrease) in net assets applicable to Common shares from operations	(3,156,594)	(56,729,967)

Distributions to Common Shareholders
From net investment income	(2,578,379)	(8,246,467)
Return of capital	(609,498)	(71,781)

Decrease in net assets applicable to Common shares from distributions to Common shareholders	(3,187,877)	(8,318,248)

Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	106,268	77,525

Net increase (decrease) in net assets applicable to Common shares from capital share transactions	106,268	77,525

Net increase (decrease) in net assets applicable to Common shares	(6,238,203)	(64,970,690)
Net assets applicable to Common shares at the beginning of year	40,131,836	105,102,526

Net assets applicable to Common shares at the end of year	$33,893,633	$40,131,836

Undistributed (Over-distribution of) net investment income at the end of year	$(193,102)	$(479,489)

See accompanying notes to financial statements.

16	Nuveen Investments

Statement of CASH FLOWS
Year Ended June 30, 2010

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(3,156,594)
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(862,537)
Proceeds from sales and maturities of investments	682,048
Proceeds from (Purchases of) short-term investments, net	(584,902)
(Increase) Decrease in receivable for dividends	533,318
(Increase) Decrease in receivable for interest	7,445
(Increase) Decrease in other assets	(7,208)
Increase (Decrease) in accrued management fees	(21,334)
Increase (Decrease) in accrued other liabilities	38,966
Net realized (gain) loss from investments	1,121,370
Net realized (gain) loss from litigation settlement	35,580
Change in net unrealized (appreciation) depreciation of investments	4,899,990

Net cash provided by (used in) operating activities	2,686,142

Cash Flows from Financing Activities:
Cash distributions paid to Common shareholders	(3,335,776)

Net cash provided by (used in) financing activities	(3,335,776)

Net Increase (Decrease) in Cash	(649,634)
Cash at the beginning of year	877,084

Cash at the End of Year	$227,450

Supplemental Disclosure of Cash Flow Information

Non-cash financing activities not included herein consists of reinvestments of Common share distributions of $106,268.

See accompanying notes to financial statements.

Nuveen Investments	17

Notes to FINANCIAL STATEMENTS

1.	General Information and Significant Accounting Policies
Nuveen Tax-Advantaged Floating Rate Fund (the “Fund”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s Common shares are listed on the New York Stock Exchange (“NYSE”) Amex and trade under the ticker symbol “JFP”. The Fund was organized as a Massachusetts business trust on December 29, 2004.

The Fund’s primary investment objective is to provide an attractive level of after-tax current income. The Fund’s secondary investment objective is capital preservation. The Fund intends to pursue its investment objectives by investing at least 80% of its managed assets in adjustable rate preferred stock and other adjustable rate securities that the Fund believes, at the time of investment, are eligible to pay dividends that qualify for favorable federal income tax treatment (eligibility for the “dividends received deductions” or classified as “qualified dividend income”). At least 90% of the Fund’s managed assets will be invested in securities that, at the time of investment, are rated investment grade, or are unrated but judged to be of comparable quality by the Fund’s sub-advisor, Spectrum Asset Management (“Spectrum”).

A substantial portion of the Fund’s investments will be invested in securities issued by banking companies and other financial institutions, including securities of middle market banking companies. The Fund’s concentration of investments in these institutions includes the risk that banking companies and other financial institutions may themselves have concentrated portfolios, changes in interest rates or competition that could affect their profitability, and there could be increased costs or setbacks due to changes in the regulatory and financial reporting requirements under which they operate. The Fund may invest up to 25% of its managed assets in investment-grade securities issued by non-financial companies.

During the fiscal year ended June 30, 2010, the following changes were made to the Fund, as previously approved by the Fund’s Board of Trustees:

•	Effective, March 1, 2010, Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investment, Inc. (“Nuveen”) agreed to voluntarily waive all management fees effective until further notice.

•	Effective March 19, 2010, the Fund’s maximum average duration increased from one to 2.5 years.

•	Effective as of the open on Wednesday, March 24, 2010, listing of the Fund’s Common shares was transferred from the NYSE to the NYSE-Amex exchange.

In June 2009, the Financial Accounting Standards Board (“FASB”) established the FASB Accounting Standards Codificationtm (the “Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Fund’s financial statements.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
The prices of preferred stocks issued by middle market and major banking companies and other securities in the Fund’s investment portfolio are generally provided by one or more independent pricing services approved by the Fund’s Board of Trustees. The pricing services typically value exchange-listed securities at the last sales price on that day; and value securities traded in the over-the-counter market at the mean of the last bona fide bid and bona fide ask prices when current quotations are readily available. These securities will generally be classified as Level 1 or as a Level 2 depending on the priority of the significant inputs. The pricing services may value preferred stocks issued by middle market and major banking companies and other securities for which current quotations are not readily available at fair value using a wide range of market data and other information and analysis, including the obligor’s credit characteristics considered relevant by such pricing service to determine valuations. The Fund’s Board of Trustees has approved procedures which permit the Adviser to determine the fair value of investments for which the applicable pricing service or services is not providing a price, using market data and other factors such as the obligor’s credit characteristics.

18	Nuveen Investments

The preferred stocks issued by middle market and major banking companies in which the Fund invests are generally not listed on an organized exchange and the secondary market for such investments may be less liquid relative to markets for other securities. Consequently, the value of preferred stocks issued by middle market and major banking companies, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that preferred stock.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Trustees. Fixed-income securities are valued by a pricing service that values portfolio securities at the mean between the quoted bid and ask prices or the yield equivalent when quotations are readily available. These securities are generally classified as Level 2. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. These securities are generally classified as Level 2. Highly rated zero coupon fixed-income securities, like US Treasury Bills, issued with maturities of one year or less, are valued using the amortized cost method 60 days or less remain until maturity. With amortized cost, any discount or premium is amortized each day, regardless of the impact of fluctuating rates on the market value of the security. These securities will generally be classified as Level 1 or Level 2.

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; fixed-income securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of an issue of securities would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of these securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Refer to Footnote 2–Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2010, the Fund had no such outstanding purchase commitments.

Investment Income
Dividend income is recorded on the ex-dividend date. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Income Taxes
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Nuveen Investments	19

Notes to FINANCIAL STATEMENTS (continued)

Dividends and Distributions to Common Shareholders
Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes monthly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees, the Fund may make as part of its monthly distributions supplemental amounts from sources other than net investment income (“Managed Distribution Program”). However, during this period the Fund has not implemented its Managed Distribution Program, but rather has sought to source its monthly distributions solely from its net investment income, and did not include any supplemental amounts representing actual or anticipated portfolio price appreciation.

If the Fund were to implement its Managed Distribution Program, the Fund would seek to establish a distribution rate that reflects not only the projected net income from its portfolio of floating-rate securities but potentially also a portion of any anticipated recovery over time in the value of these securities. In such an implementation, total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund’s assets and would be treated by shareholders as a non-taxable distribution for tax purposes. In the event that total distributions during a calendar year were to exceed the Fund’s total return on net asset value, the difference would be treated as a return of capital for tax purposes and would reduce net asset value per share. If the Fund’s total return on net asset value were to exceed total distributions during a calendar year, the excess would be reflected as an increase in net asset value per share.

The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the accompanying financial statements.

FundPreferred Shares
The Fund is authorized to issue FundPreferred shares. During the fiscal year ended June 30, 2009, the Fund redeemed all $78,000,000 of its outstanding 3,120 Series Th FundPreferred shares, at liquidation value.

Interest Rate Swaps
The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in interest rate swap contracts in an attempt to manage such risk. The Fund’s use of interest rate swap contracts is intended to synthetically convert certain Fund positions in fixed-rate securities effectively into adjustable rate instruments and thereby shorten the average interest rate reset time and duration of the Fund’s portfolio of investments. Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying the Fund a variable rate payment. The amount of the payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Interest rate swap positions are valued daily. The Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on interest rate swap contracts on a daily basis, and recognizes the daily change in the market value of the Fund’s contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps” with the change during the fiscal period recognized on the Statement of Operations as “Change in net unrealized appreciation (depreciation) of interest rate swaps.” Once periodic payments are settled in cash, the net amount is recognized as “Net realized gain (loss) from interest rate swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of interest rate swap contracts. For tax purposes, periodic payments are treated as ordinary income or expense. The Fund did not invest in interest rate swap contracts during the fiscal year ended June 30, 2010.

Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearing house, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to

20	Nuveen Investments

pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2.	Fair Value Measurements
In determining the value of the Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1	–	Quoted prices in active markets for identical securities.
Level 2	–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3	–	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of June 30, 2010:

	Level 1	Level 2	Level 3	Total
Investments:
Preferred Securities*	$895,200	$6,015,938	$21,847,554	$28,758,692
Short-Term Investments	5,133,210	–	–	5,133,210

Total	$6,028,410	$6,015,938	$21,847,554	$33,891,902

*	Preferred Securities includes Convertible Preferred Securities, $25 Par (or similar) Preferred Securities and Capital Preferred Securities held by the Fund at the end of the reporting period, if any.

The following is a reconciliation of the Fund’s Level 3 investments held at the beginning and end of the measurement period:

Level 3
Preferred Securities
Investments
Balance at the beginning of year	$30,261,089
Gains (losses):
Net realized gains (losses)	–
Net change in unrealized appreciation (depreciation)	(8,415,072)
Net purchases at cost (sales at proceeds)	1,537
Net discounts (premiums)	–
Net transfers in to (out of) at end of period fair value	–

Balance at the end of year	$21,847,554

Nuveen Investments	21

Notes to FINANCIAL STATEMENTS (continued)

“Change in net unrealized appreciation (depreciation) of investments” presented on the Statement of Operations includes $(8,415,072) of net unrealized appreciation (depreciation) related to securities classified as Level 3 at year end.

3.	Derivative Instruments and Hedging Activities
The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Fund did not invest in derivative instruments during the fiscal year ended June 30, 2010.

4.	Fund Shares
Common Shares
Since the inception of the Fund’s repurchase program, the Fund has not repurchased any of its outstanding Common shares.

Transactions in Common shares were as follows:

	Year	Year
	Ended	Ended
	6/30/10	6/30/09
Common shares issued to shareholders due to reinvestment of distributions	40,643	29,960

FundPreferred Shares
Transactions in FundPreferred shares were as follows:

	Year Ended		Year Ended
	6/30/10		6/30/09
	Shares	Amount	Shares	Amount
Series Th shares redeemed	N/A	N/A	3,120	$78,000,000

N/A – The Fund redeemed all $78,000,000 of its outstanding FundPreferred shares during the fiscal year ended June 30, 2009.

5.	Investment Transactions
Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended June 30, 2010, were as follows:

Purchases	$862,537
Sales and maturities	682,048

6.	Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At June 30, 2010, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$140,830,957

Gross unrealized:
Appreciation	$34,200
Depreciation	(106,973,255)

Net unrealized appreciation (depreciation) of investments	$(106,939,055)

Permanent differences, primarily due to return of capital distributions resulted in reclassifications among the Fund’s components of common share net assets at June 30, 2010, the Fund’s tax year, as follows:

Paid–in surplus	$(609,498)
Undistributed (over–distribution of) net investment income	609,498
Accumulated net realized gain (loss)	–

22	Nuveen Investments

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2010, the Fund’s tax year end, were as follows:

Undistributed net ordinary income*	$–
Undistributed net long-term capital gains	–

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on June 1, 2010, paid on July 1, 2010.

The tax character of distributions paid during the Fund’s tax years ended June 30, 2010, and June 30, 2009, was designated for purposes of the dividends paid deduction as follows:

2010
Distributions from net ordinary income*	$2,864,766
Distributions from net long-term capital gains	–
Return of capital	609,498

2009
Distributions from net ordinary income*	$9,536,437
Distributions from net long-term capital gains	–
Return of capital	71,781

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At June 30, 2010, the Fund’s tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Expiration:
June 30, 2016	$350,745
June 30, 2017	38,341,520
June 30, 2018	16,472,367

Total	$55,164,632

7.	Management Fees and Other Transactions with Affiliates
The Fund’s management fee is separated into two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For Managed Assets over $2 billion	.6000

Nuveen Investments	23

Notes to FINANCIAL STATEMENTS (continued)

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fees, daily net assets and managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of June 30, 2010, the complex-level fee rate was .1857%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Spectrum, under which Spectrum manages the investment portfolio of the Fund. Spectrum is compensated for its services to the Fund from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to the Fund.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first eight years of the Fund’s operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed net assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
March 31,		March 31,
2005 *	.30%	2010	.30%
2006	.30	2011	.22
2007	.30	2012	.14
2008	.30	2013	.07
2009	.30

*	From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond March 31, 2013.

For the period March 1, 2010, through June 30, 2010, the Adviser waived all of the Fund’s management fees.

8.	New Accounting Pronouncements
Fair Value Measurements
On January 21, 2010, FASB issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities disclose Level 3 activity for purchases, sales, issuances and settlements in the Level 3 roll-forward on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

24	Nuveen Investments

9.	Subsequent Events
Investment Valuations
On August 23, 2010, the value of the Fund’s investment in ShoreBank Corporation decreased 97% to $35,000. The value as of June 30, 2010, was based upon the recapitalization of ShoreBank Corporation, which the U.S. Treasury Department did not approve. On August 20, 2010, ShoreBank Corporation was closed by U.S. regulators and appointed the Federal Deposit Insurance Corporation (FDIC) as receiver. The FDIC entered into a purchase and assumption agreement with Urban Partnership Bank, a newly-chartered institution, to assume all of the deposits of ShoreBank.

On July 14, 2010, the Fund sold River Valley Bancorp back to its issuer for $150 per $1000 par value, representing a $1,282,102 realized gain to the Fund and a 588% increase to the value recognized at June 30, 2010.

Other Matters
As discussed in the Portfolio Managers’ Comments section of this report, lawsuits pursuing claims made in the demand letter alleging that the Fund’s Board of Trustees breached their fiduciary duties related to the redemption at par of the Fund’s FundPreferred shares had been filed on behalf of shareholders of the Fund, against the Adviser, the Nuveen holding company, the majority owner of the holding company, the lone interested trustee, and current and former officers of the Fund. Nuveen and the other named defendants believe these lawsuits to be without merit, and all named parties intend to defend themselves vigorously. The Fund believes that these lawsuits will not have a material effect on the Fund or on the Adviser’s ability to serve as investment adviser to the Fund.

Nuveen Investments	25

Financial HIGHLIGHTS
Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
											Offering Costs,
				Distributions							Fund
				from Net	Distributions		Net				Structuring
	Beginning			Investment	from Capital		Investment	Capital	Return of		Fee and		Ending
	Common		Net	Income to	Gains to		Income to	Gains to	Capital to		FundPreferred		Common
	Share	Net	Realized/	FundPreferred	FundPreferred		Common	Common	Common		Share		Share	Ending
	Net Asset	Investment	Unrealized	Share-	Share-		Share-	Share-	Share-		Underwriting		Net Asset	Market
	Value	Income(a)	Gain (Loss)	holders(b)	holders(b)	Total	holders	holders	holders	Total	Discounts		Value	Value

Year Ended 6/30:
2010	$2.89	$.21	$(.44)	$–	$–	$(.23)	$(.19)	$–	$(.04)	$(.23)	$–		$2.43	$2.54
2009	7.58	.51	(4.55)	(.05)	–	(4.09)	(.59)	–	(.01)	(.60)	–		2.89	3.14
2008	14.66	1.24	(6.98)	(.25)	(.01)	(6.00)	(1.03)	(.05)	–	(1.08)	–	*	7.58	7.23
2007(f)	14.46	1.24	.14	(.24)	(.02)	1.12	(.87)	(.05)	–	(.92)	–		14.66	14.42
Year Ended 7/31:
2006	14.12	1.10	.27	(.23)	–	1.14	(.80)	–	–	(.80)	–		14.46	13.18
2005(g)	14.33	.15	.02	(.03)	–	.14	(.20)	–	–	(.20)	(.15)		14.12	13.42

26	Nuveen Investments

		Ratios/Supplemental Data
			Ratios to Average Net Assets				Ratios to Average Net Assets
			Applicable to Common Shares				Applicable to Common Shares
Total Returns			Before Reimbursement(d)				After Reimbursement(d)(e)						FundPreferred Shares at End of Period
	Based on
	Common	Ending
	Share	Net Assets											Aggregate	Liquidation
Based on	Net	Applicable to			Net				Net		Portfolio		Amount	and Market	Asset
Market	Asset	Common			Investment				Investment		Turnover		Outstanding	Value Per	Coverage
Value(c)	Value(c)	Shares (000)	Expenses		Income		Expenses		Income		Rate		(000)	Share	Per Share

(11.59)%	(7.93)%	$33,894	1.44%		7.47%		.97%		7.94%		2%		$–	$–	$–
(48.08)	(55.30)	40,132	1.61		12.00		1.21		12.40		–	***	–	–	–
(44.63)	(43.04)	105,103	1.54		9.81		1.09		10.26		10		78,000	25,000	58,687
16.84	7.98	203,128	1.44	**	8.84	**	1.02	**	9.26	**	28		78,000	25,000	90,105

4.52	8.28	200,354	1.45		7.29		1.03		7.71		38		78,000	25,000	89,216
(9.24)	(.08)	195,645	1.26	**	2.88	**	.90	**	3.25	**	19		78,000	25,000	87,707

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	The amounts shown are based on Common share equivalents.
(c)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
(d)	Ratios do not reflect the effect of dividend payments to FundPreferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares, where applicable.
(e)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(f)	For the eleven months ended June 30, 2007.
(g)	For the period March 28, 2005 (commencement of operations) through July 31, 2005.
*	Rounds to less than $.01 per share.
**	Annualized.
***	Calculates to less than 1%.

See accompanying notes to financial statements.

Nuveen Investments	27

Board Members & Officers

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board Members of the Fund. The number of board members of the Fund is currently set at nine. None of the board members who are not “interested” persons of the Fund (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	Including other Directorships	in Fund Complex
		Appointed	During Past 5 Years	Overseen by
		and Term(1)		Board Member

INDEPENDENT BOARD MEMBERS:

■ ROBERT P. BREMNER(2)
8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.	200

■ JACK B. EVANS
10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	200

■ WILLIAM C. HUNTER
3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	200

28	Nuveen Investments

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	Including other Directorships	in Fund Complex
		Appointed	During Past 5 Years	Overseen by
		and Term(1)		Board Member

INDEPENDENT BOARD MEMBERS (continued):

■ DAVID J. KUNDERT(2)
10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	200

■ WILLIAM J. SCHNEIDER(2)
9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly member and Chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	200

■ JUDITH M. STOCKDALE
12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	200

■ CAROLE E. STONE(2)
6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	200

■ TERENCE J. TOTH(2)
9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004); Chicago Fellowship Boards (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	200

Nuveen Investments	29

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	Including other Directorships	in Fund Complex
		Appointed	During Past 5 Years	Overseen by
		and Term(1)		Board Member

INTERESTED BOARD MEMBER:

■ JOHN P. AMBOIAN(3)
6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer (since July 2007), Director (since 1999) and Chairman (since 2007) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc.; President (since 2005) of Nuveen Commodities Asset Management, LLC.	200

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(4)		Overseen by
				Officer

OFFICERS of the FUND:

■ GIFFORD R. ZIMMERMAN
9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director, Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002) and of Symphony Asset Management LLC, (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2005) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	200

■ WILLIAM ADAMS IV
6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC, (since 1999); Executive Vice President (since 2005) of Nuveen Commodities Asset Management, LLC.	125

■ CEDRIC H. ANTOSIEWICZ
1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director, (since 2004), previously, Vice President (1993-2004) of Nuveen Investments, LLC.	125

■ NIZIDA ARRIAGA
6/1/68 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Vice President of Nuveen Investments, LLC (since 2010); formerly, Vice President (2007-2010); Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	200

■ MICHAEL T. ATKINSON
2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	200

30	Nuveen Investments

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(4)		Overseen by
				Officer

OFFICERS of the FUND (continued):

■ MARGO L. COOK
4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	200

■ LORNA C. FERGUSON
10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Asset Management.	200

■ STEPHEN D. FOY
5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (2005-2010) of Nuveen Asset Management; Certified Public Accountant.	200

■ SCOTT S. GRACE
8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Investments, LLC, Managing Director and Treasurer of Nuveen Asset Management (since 2009); formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc,; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	200

■ WILLIAM T. HUFFMAN
5/7/69 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002-2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; Certified Public Accountant.	136

■ WALTER M. KELLY
2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Senior Vice President (since 2008), formerly, Vice President (2006-2008) and Assistant Secretary (since 2008) of Nuveen Asset Management.	200

■ DAVID J. LAMB
3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	200

Nuveen Investments	31

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(4)		Overseen by
				Officer

OFFICERS of the FUND (continued):

■ TINA M. LAZAR
8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Vice President of Nuveen Asset Management (since 2005).	200

■ LARRY W. MARTIN
7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007).	200

■ KEVIN J. MCCARTHY
3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President, and Assistant Secretary, Nuveen Asset Management, and Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	200

■ MICHELLE A. MCCARTHY
7/6/65 333 W. Wacker Drive Chicago, IL 60606	Vice President	2010	Managing Director, Director of Risk Management (since May, 2010), Nuveen Investments, LLC; formerly, Chief Risk Officer (2009-2010) of Russell Investment Group; formerly, SVP (2003-2009), Chief Market & Operational Risk Officer (2006-2009), Washington Mutual Bank.	200

■ JOHN V. MILLER
4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Chief Investment Officer and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	136

32	Nuveen Investments

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(4)		Overseen by
				Officer

OFFICERS of the FUND (continued):

■ GREGORY T. MINO
1/4/71 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Vice President (since 2010) of Nuveen Investments, LLC, formerly, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	200

■ CHRISTOPHER M. ROHRBACHER
8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate, Meagher & Flom LLP (2002-2008).	200

■ JAMES F. RUANE
7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments, LLC (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	200

■ MARK L. WINGET
12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	200

(1)	Board Members serve three year terms. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the Board Member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, a Nuveen-sponsored commodity pool that has filed a registration statement on Form S-1 with the SEC for a proposed initial public offering. The S-1 has not been declared effective, and the commodity pool has not commenced operations.

(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	33

Annual Investment Management
Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Fund for an additional one-year period. These agreements include the investment advisory agreement between Nuveen Asset Management (“NAM”) and the Fund and the sub-advisory agreement between NAM and Spectrum Asset Management, Inc. (the “Sub-Adviser”). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the advisory agreement (the “Investment Management Agreement”) and the sub-advisory agreement (the “Sub-advisory Agreement,” and the Investment Management Agreement and Sub-advisory Agreement are each an “Advisory Agreement”), the Independent Board Members reviewed a broad range of information relating to the Fund, NAM and the Sub-Adviser (NAM and the Sub-Adviser are each a “Fund Adviser”), including absolute and comparative performance, fee and expense information for the Fund (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Fund resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including continued activities to refinance auction rate preferred

34	Nuveen Investments

securities, manage leverage during periods of market turbulence and implement an enhanced leverage management process, modify investment mandates in light of market conditions and seek shareholder approval as necessary, maintain the fund share repurchase program and maintain shareholder communications to keep shareholders apprised of Nuveen’s efforts in refinancing preferred shares. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing marketing for the closed-end funds; maintaining and enhancing a closed-end fund website; participating in conferences and having direct communications with analysts and financial advisors.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Fund, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered NAM’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures.

The Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Adviser. In that regard, the Independent Board Members reviewed an evaluation of the Sub-Adviser from NAM. The evaluation also included information relating to the Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Fund, developments affecting the Sub-Adviser, and an analysis of the Sub-Adviser. As described in further detail below, the Board also considered the performance of the Fund. In addition, the Board recognized that the Sub-advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Fund. As part of their oversight, the Independent Board Members also continued their program of seeking to visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. The Independent Board Members noted that NAM recommended the renewal of the Sub-advisory Agreement and considered the basis for such recommendations.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Management Agreement or Sub-advisory Agreement, as applicable, were satisfactory.

B.	The Investment Performance of the Fund and Fund Advisers
The Board considered the performance results of the Fund over various time periods. The Board reviewed, among other things, the Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the performance information the Board reviewed included the Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2009 and for the quarter, one-, three- and five-year periods ending March 31, 2010. Moreover, the Board reviewed the peer ranking of the Nuveen funds sub-advised by the Sub-Adviser in the aggregate. The Independent Board Members also reviewed historic premium and discount levels. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

Nuveen Investments	35

Annual Investment Management
Agreement Approval Process (continued)

In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund’s performance with that of its Performance Peer Group. In this regard, the Independent Board Members considered that the Performance Peer Groups of certain funds (including the Fund) were classified as having significant differences from such funds based on considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers).

Based on their review, the Independent Board Members noted that the Fund lagged its peers and/or benchmarks over various periods; however, the Board considered the factors affecting performance and was satisfied with the process followed in seeking to address performance and liquidity issues in light of the Fund’s investment strategy.

C.	Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). In this regard, the Independent Board Members noted that the Fund Advisers will continue to waive their respective management fees for the Fund until July 31, 2011.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund

36	Nuveen Investments

sponsors or clients (such as retail and/or institutional managed accounts) as applicable. The Independent Board Members noted that such fees were the result of arm’s-length negotiations.

3. Profitability of Fund Advisers
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business.

Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided. The Independent Board Members also considered the Sub-Adviser’s revenues, expenses and profitability margins (pre- and post-tax). Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time to time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are

Nuveen Investments	37

Annual Investment Management
Agreement Approval Process (continued)

generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of NAM for serving as agent at Nuveen’s trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether each Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. With respect to the Sub-Adviser, the Board noted that the Sub-Adviser does not direct trades through non-affiliated broker-dealers and therefore does not have any brokerage to provide in order to receive research or related services on a soft dollar basis. The Sub-Adviser, however, may from time to time receive research from various firms with which it transacts client business, but it has no arrangements with these firms and clients do not pay higher commissions to receive such research. The Sub-Adviser also serves as its own broker for portfolio transactions for the Nuveen funds it advises and therefore may receive some indirect compensation.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreement and Sub-advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Investment Management Agreement and the Sub-advisory Agreement be renewed.

38	Nuveen Investments

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Nuveen Investments	39

Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

40	Nuveen Investments

Glossary of Terms
Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Current Distribution Rate: Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a tax return of capital.

■	Net Asset Value (NAV): A Fund’s NAV per common share is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

Nuveen Investments	41

Notes

42	Nuveen Investments

Other Useful Information

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (“NYSE”) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information: The Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	% of DRD	% of QDI
Nuveen Tax-Advantaged Floating Rate Fund (JFP)	98.12%	100%

Common Share Information

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table.

Common Shares
Repurchased
–

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	43

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, longterm investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $150 billion of assets on June 30, 2010.

Find out how we can help you.

To learn more about the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com
If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess
If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

EAN-A- 0610D

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder/. (To view the code, click on Fund Governance and then click on Code of Conduct.)
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, who is “independent” for purposes of Item 3 of Form N-CSR.
Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Nuveen Tax-Advantaged Floating Rate Fund
The following tables show the amount of fees that Ernst & Young LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.
The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).
SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]

June 30, 2010	$24,100	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

June 30, 2009	$24,000	$0	$0	$2,000

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

[1]	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

[4]	“All Other Fees” are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.
SERVICES THAT THE FUND’S AUDITOR BILLED TO THE
ADVISER AND AFFILIATED FUND SERVICE PROVIDERS
The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.
The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers

June 30, 2010	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

June 30, 2009	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES
The following table shows the amount of fees that Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total

June 30, 2010	$0	$0	$0	$0
June 30, 2009	$2,000	$0	$0	$2,000
“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.
Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, David J. Kundert, William J. Schneider and Terence J. Toth.
ITEM 6. SCHEDULE OF INVESTMENTS.
(a)	See Portfolio of Investments in Item 1.

(b)	Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The Adviser has engaged Spectrum Asset Management, Inc. (“Spectrum” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically will monitor the Sub-Adviser’s voting to ensure that they are carrying out their duties. The Sub-Adviser’s proxy voting policies and procedures are summarized as follows:
Spectrum has adopted a Policy on Proxy Voting for Investment Advisory Clients (the “Voting Policy”), which provides that Spectrum aims to ensure that, when delegated proxy voting authority by a client, Spectrum acts (1) solely in the interest of the client in providing for ultimate long-term stockholder value, and (2) without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Spectrum relies on the custodian bank to deliver proxies to Spectrum for voting.
Spectrum has selected RiskMetrics Group (formerly Institutional Shareholder Services, Inc.) (“RMG”) to assist with Spectrum’s proxy voting responsibilities. Spectrum generally follows RMG standard proxy voting guidelines which embody the positions and factors Spectrum considers important in casting proxy votes. In connection with each proxy vote, RMG prepares a written analysis and recommendation based on its guidelines. In order to avoid any conflict of interest for RMG, the CCO will require RMG to deliver additional information or certify that RMG has adopted policies and procedures to detect and mitigate such conflicts of interest in issuing voting recommendations. Spectrum also may obtain voting recommendations from two proxy voting services as an additional check on the independence of RMG’s voting recommendations.
Spectrum may, on any particular proxy vote, diverge from RMG’s guidelines or recommendations. In such a case, Spectrum’s Voting Policy requires that: (i) the requesting party document the reason for the request; (ii) the approval of the Chief Investment Officer; (iii) notification to appropriate compliance personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) a written record of the process.
When Spectrum determines not to follow RMG’s guidelines or recommendations, Spectrum classifies proxy voting issues into three broad categories: (1) Routine Administrative Items; (2) Special Interest Issues; and (3) Issues having the Potential for Significant Economic Impact, and casts proxy votes in accordance with the philosophy and decision guidelines developed for that category in the Voting Policy.
–	Routine Administrative Items. Spectrum is willing to defer to management on matters of a routine administrative nature. Examples of issues on which Spectrum will normally defer to management’s recommendation include selection of auditors, increasing the authorized number of common shares and the election of unopposed directors.

–	Special Interest Issues. In general, Spectrum will abstain from voting on shareholder social, political, environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.

–	Issues Having the Potential for Significant Economic Impact. Spectrum is not willing to defer to management on proposals which have the potential for major economic impact on the corporation and value of its shares and believes such issues should be carefully analyzed and decided by shareholders. Examples of such issues are classification of board of directors’ cumulative voting and supermajority provisions, defensive strategies (e.g., greenmail prevention), business combinations and restructurings and executive and director compensation.
Conflicts of Interest. There may be a material conflict of interest when Spectrum votes, on behalf of a client, a proxy that is solicited by an affiliated person of Spectrum or another Spectrum client. To avoid such conflicts, Spectrum has established procedures under its Voting Policy to seek to ensure that voting decisions are based on a client’s best interests and are not the product of a material conflict. In addition to employee monitoring for potential conflicts, the CCO reviews Spectrum’s and its affiliates’ material business relationships and personal and financial relationships of senior personnel of Spectrum and its affiliates to monitor for conflicts of interest.
If a conflict of interest is identified, Spectrum considers both financial and non-financial materiality to determine if a conflict of interest is material. If a material conflict of interest is found to exist, the CCO discloses the conflict to affected clients and obtains consent from each client in the manner in which Spectrum proposed to vote.
Spectrum clients can obtain a copy of the Voting Policy or information on how Spectrum voted their proxies by calling Spectrum’s Compliance Department at (203) 322-0189.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The Adviser has engaged Spectrum Asset Management, Inc. (the “Sub-Adviser”) as sub-adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser.
A.	PORTFOLIO MANAGER BIOGRAPHIES:
MARK A. LIEB - Mr. Lieb is the Founder, President and Chief Executive Officer of Spectrum. Prior to founding Spectrum in 1987, Mr. Lieb was a Founder, Director and Partner of DBL Preferred Management, Inc., a wholly owned corporate cash management subsidiary of Drexel Burnham Lambert, Inc. Mr. Lieb was instrumental in the formation and development of all aspects of DBL Preferred Management, Inc., including the daily management of preferred stock portfolios for institutional clients, hedging strategies, and marketing strategies. Mr. Lieb’s prior employment included the development of the preferred stock trading desk at Mosley Hallgarten & Estabrook. BA Economics, Central Connecticut State College; MBA Finance, University of Hartford.
L. PHILLIP JACOBY, IV – Mr. Jacoby is an Executive Director and Chief Investment Officer of Spectrum. Mr. Jacoby joined Spectrum in 1995 as a Portfolio Manager and most recently held the position of Managing Director and Senior Portfolio Manager until his appointment as CIO on January 1, 2010, following the planned retirement of his predecessor. Prior to joining Spectrum, Mr. Jacoby was a Senior Investment Officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and co-manager of the preferred stock portfolio of its US Corporate Financing Division for six years. Mr. Jacoby began his career in 1981 with The Northern Trust Company, Chicago and then moved to Los Angeles to join E.F. Hutton & Co. as a Vice President and Institutional Salesman, Generalist Fixed Income Sales through most of the 1980s. BSBA Finance, Boston University School of Management.
B.	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

	Type of Account	Number of
Portfolio Manager	Managed	Accounts	Assets*
Phillip Jacoby	Separately Managed accounts	35	$3,067,162,153
	Pooled Accounts	8	$329,280,213
	Registered Investment Vehicles	11	$5,983,532,937
Mark Lieb	Separately Managed accounts	40	$3,079,997,245
	Pooled Accounts	8	$329,280,213
	Registered Investment Vehicles	11	$5,983,532,937

*	Assets are as of June 30, 2010. None of the assets in these accounts are subject to an advisory fee based on performance.
C.	POTENTIAL MATERIAL CONFLICTS OF INTEREST
There are no material conflicts of interest to report.
D.	FUND MANAGER COMPENSATION
The structure and method used to determine the compensation of Spectrum Asset Management’s portfolio managers is as follows. All Spectrum portfolio managers are paid a base salary and discretionary bonus. Salaries are established based on a benchmark of national salary levels of relevant asset management firms, taking into account each portfolio manager’s position and responsibilities, experience, contribution to client servicing, compliance with firm and/or regulatory policies and procedures, work ethic, seniority and length of service, and contribution to the overall functioning of the organization. Base salaries are fixed, but are subject to periodic adjustments, usually on an annual basis.
The discretionary bonus component is variable and may represent a significant proportion of an individual’s total annual compensation. Discretionary bonuses are determined quarterly and are based on a methodology used by senior management that takes into consideration several factors, including but not necessarily limited to those listed below:
▪	Changes in overall firm assets under management, including those assets in the Fund. (Portfolio managers are not directly incentivized to increase assets (“AUM”), although they are indirectly compensated as a result of an increase in AUM)

▪	Portfolio performance (on a pre-tax basis) relative to benchmarks measured annually. (The relevant benchmark is a custom benchmark composed of 65% Merrill Lynch Preferred Stock - Fixed Rate Index and 35% Barclays Capital Securities US Tier 1 Index).

▪	Contribution to client servicing

▪	Compliance with firm and/or regulatory policies and procedures

▪	Work ethic

▪	Seniority and length of service

▪	Contribution to overall functioning of organization
Total compensation is designed to be globally competitive and is evaluated annually relative to other top-tier asset management firms.

E.	OWNERSHIP OF JFP SECURITIES AS OF JUNE 30, 2010

Dollar range of equity securities beneficially owned
Name of Portfolio Manager	in Fund
Phillip Jacoby	$0
Mark Lieb	$0
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Info/Shareholder/ and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.
(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Nuveen Tax-Advantaged Floating Rate Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary
Date: September 8, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)
Date: September 8, 2010

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)
Date: September 8, 2010